[GRAPHIC OMITTED]
                                                                   EXHIBIT 99.01

                                     STRAYER
                                    EDUCATION
                                INVESTOR DAY 2001


NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]

                               OPERATIONS OVERVIEW

                                SCOTT W. STEFFEY
                          EXECUTIVE VICE PRESIDENT AND
                             CHIEF OPERATING OFFICER

                                     STRAYER
                                    EDUCATION
                                INVESTOR DAY 2001

NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]

STRAYER UNIVERSITY - WORKING ADULTS

o   Founded in 1893

o   14,000 students

o   Accredited by Middle States

o   Educational standards ensured by strong academic structure

    o    Board of Trustees

    o    President

    o    Academic Dean/Provost

    o    Dean of Graduate Studies

    o    Campus Deans

NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]

STRAYER LOCATIONS

o   17 physical campuses expanding into neighboring states

o   Strayer ONLINE classes offered worldwide

[GRAPHIC OMITTED]

NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]

FOUR OPERATING DIVISIONS

o MARYLAND REGION: Prince George's, Montgomery, Anne Arundel, White Marsh & Owings Mills

o NORTHERN VA/DC REGION: Washington, Takoma Park, Arlington, Woodbridge, Manassas, Loudon

o SOUTHERN VA REGION: Fredericksburg, Henrico, Chesterfield, Chesapeake, Newport News, future North Carolina Sites

o   ONLINE: Headquartered in Newington, VA

NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]

CAMPUS MODEL

o   CAMPUS DEAN

    o    Academic responsibility for the campus

    o Faculty, adjuncts, scheduling, student counseling, registration support, evaluations and academic committees

    o    Reports to Provost

o   CAMPUS MANAGER

    o    P&L responsibility for the campus

    o Admissions officers, student services, lab monitors, learning resource center, and facilities

    o    Reports to Regional Directors

NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]

EDUCATIONAL STATISTICS

o   GRADUATION RATES

    o    Full-time      70%

    o    Senior Class   83%

NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]

ACADEMICS

o    STUDENT MIX

    o    Diploma              5%

    o    Associate           19%

    o    Bachelor            64%

    o    Master              16%

    o    Non-program          6%

o   CLASSES TAUGHT

    o    Full-time faculty   46%

    o    Part-time faculty   54%

NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]

FUNDING A STRAYER EDUCATION

o   45%  Receive Title IV funding

o    7%  Receive ELP funding

o   20%  Direct corporate payments

o   28%  Self payment

NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]

NEW CAMPUS MODEL

o   Target average student growth rate at year end

    o    1st year     150 students

    o    2nd year     300 students

    o    3rd year     450 students

    o    4th year     600 students

    o    5th year     750 students

    o    6th year     900-1,000 students

NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]

MATURE CAMPUS MODEL

o   21,000 square feet

o   16-18 classrooms that can accommodate 20 to 40 students per class

o   4-5 computer labs: one open lab, Cisco lab, teaching lab, networking lab

o   1,200 students is historic mature capacity

NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]

SITE SELECTION STRATEGY

o   Identify target cities and assess regulatory hurdles

o Review demographics, population trends, employers, competition, educational attainment

o   Map target population and commuting patterns, survey available facilities

o   Accommodate growth phases

NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]

ACCELERATED ENROLLMENT GROWTH

o Divided Company into four regions and added regional support staff - more detailed management oversight and support

o   Added admissions officers at select campuses

o Implemented goals for conversion rates, personally developed leads, and continuing students

o   Improved low cost outreach and student services

o   Targeted training every term, on-the-spot training as necessary

o   Daily review of enrollment and marketing data

NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]

MARKETING OVERVIEW

o Marketing sources include referrals, the Internet, direct mail, newspaper, T.V., outreach, radio, yellow pages, and outdoors

o Telephone responses are routed directly to campuses and distributed by the manager

o   Walk-ins and Personally Developed Leads go directly to campus

o   Direct mail and the Internet are distributed by marketing

NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]

MARKETING IMPROVEMENTS

o   Sharpened focus on working adults

o   More targeted marketing

o   Improved monitoring of leads

o Improved actionable data on marketing sources, aging of leads, and conversion rates

o   Improved ability to respond mid-cycle to market conditions

o   Improving branding and messaging

o   Reinvigorated Curriculum Advisory Board

NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]

MARKETING COSTS

o   Cost per lead below $100

o   Student acquisition $500 - 650

o   Some softening of advertising rates

NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]

CORPORATE ALLIANCES

o   Potential large recurring volume

o   Minimal credit risk

o   Career benefits

o   Faculty

NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]

TUITION

o   UNDERGRADUATE COURSES

    o    1 class         $1,039.50

    o    2 classes       $2,079.00

    o    3 classes       $2,976.75

    o    4 classes       $3,969.00

o   GRADUATE COURSES

    o    1 class         $1,323.00

    o    2 classes       $2,646.00

NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]

MATURE CAMPUSES

o   11 campuses in operation over 3 years

o   10,809 students

o   2% enrollment growth Fall 2001 vs. decline Fall 2000

o   99 full-time faculty, 320 adjuncts

o   Facility capacity of 2,000 students

NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]

NEW CAMPUSES

o   Six new campuses in operation 3 years or less

o   1,169 students

o   40% enrollment growth Fall 2001

o   6 full-time faculty, 50 adjuncts

o   Work closely with ONLINE

o   Start-up capital expenditures: $500,000 to $1,000,000
    (leasehold improvements, computer fit out)

NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]

ONLINE

o   In operation since 1997

o   2,766 full-time ONLINE students

o   80% enrollment growth over last fall

o   12 full-time faculty, 86 adjuncts

o Approximately 245 courses offered this quarter, 18 asynchronously; 54 asynchronous planned for winter

NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]

NEW CERTIFICATE PROGRAMS

o   GRADUATE CERTIFICATE

    o    Management

    o    Accounting

    o    Computer Information Systems

    o    Marketing

    o    Human Resource Management

    o    Controllership

    o    Taxation

    o    Accounting Information Systems

    o    Communications Technology

NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]

NEW CERTIFICATE PROGRAMS

o   UNDERGRADUATE CERTIFICATE

    o    Acquisition and Contract Management

    o    Introductory Accounting

    o    Advanced Accounting

    o    E-Business

    o    Small Business Entrepreneurship

NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]

LEGISLATIVE AND REGULATORY COMPLIANCE

o   Loan default rates for FY '99, '98, '97 respectively were 5.6% 12.1%, 14.5%

o   Middle States post transaction six month review successfully accomplished

o   Application pending for up to nine sites in North Carolina (2-3 in 2002)

o H.R. 1992, incentive payment legislation: proposed House changes would be favorable (Senate to consider in 2002)

o Sally Stroup (formerly of Apollo) nominated to Assistant Secretary of Education for post-secondary education

NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]

                                     STRAYER
                                    EDUCATION
                                INVESTOR DAY 2001


NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]


                                ACADEMIC OVERVIEW

                                    CHRIS TOE
                           STRAYER UNIVERSITY PROVOST

                                     STRAYER
                                    EDUCATION
                                INVESTOR DAY 2001

NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]

AGENDA

o   Student/Faculty profile

o   Academic programs

o   The Strayer Education experience

o   What our students say about us

NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]

STUDENT/FACULTY PROFILE

o   STUDENT PROFILE

    o Highly motivated and demographically diverse; average working adult student is 33 years old

o   FACULTY

    o    Full-time: 117; Adjunct: 456

    o    All full-time have graduate degrees

    o    Significantly diverse

    o Teach, advise students, develop programs and curricula, and render professional and community service

    o    Subject-area expertise

NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]

ACADEMIC PROGRAMS

o Graduate programs prepare students for upper-level management and technical positions

o   Undergraduate programs prepare specialists/generalists

o   Diploma programs aid early-entry into job market

o   Certificate programs feed degree programs or provide additional skills

o   Minors help B.S. students develop additional expertise in a second field

NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

ACADEMIC PROGRAMS
[GRAPHIC OMITTED]

o   GRADUATE

    o   Master of Science

         o   Business Administration

         o   Communications Technology

         o   Information Systems

         o   Management Information Systems **

         o   Professional Accounting

    o    Executive Graduate Certificate Programs **

         o   Business Administration

         o   Computer Information Systems

         o   Professional Accounting

** denotes a new program this year

NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]

ACADEMIC PROGRAMS

o   UNDERGRADUATE

    o    Bachelor of Science

         o   Accounting

         o   Business Administration

         o   Computer Information Systems

         o   Computer Networking

         o   Database Technology **

         o   Economics

         o   International Business

         o   Internetworking Technology **

    o    Associate in Arts

         o   Accounting

         o   Acquisition and Contract Management

         o   Computer Information Systems

         o   Computer Networking

         o   Database Technology **

         o   Economics

         o   General Studies

         o   Internetworking Technology **

         o   Marketing

** denotes a new program this year

NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]

ACADEMIC PROGRAMS

    o   DIPLOMA PROGRAMS

        o   Accounting

        o   Acquisition and Contract Management **

        o   Computer Information Systems

        o   Internetworking Technology **

        o   Network Security **

        o   Web Development **

** denotes a new program this year

NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]

ACADEMIC PROGRAMS

    o   MINORS

        o   Accounting; Accounting Information Systems

        o Business Management: E-Business; Human Resource Management; International Business; Marketing; Small Business Management & Entrepreneurship; Economics; Finance

        o   Computer Information Systems

        o   Networking (NT)

        o   Networking (Windows 2000)

        o   Internetworking Technology


NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]

ACADEMIC PROGRAMS

    o   UNDERGRADUATE CERTIFICATES **

        o   Accounting

        o   Business Administration

        o   Computer Information Systems

** denotes a new program this year

NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]

THE STRAYER EDUCATION EXPERIENCE

    o   TIME TO COMPLETION

        o   Diploma          6 quarters

        o   Associate's     11 quarters

        o   Bachelor's      21 quarters

        o   Master's         9 quarters


NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]

THE STRAYER EDUCATION EXPERIENCE

o    CURRICULUM DEVELOPMENT AND THE

     CURRICULUM ADVISORY BOARD

     o Students, faculty, staff, administrators and employers provide suggestions

     o Faculty committees research and develop suggestions into programs and/or courses

     o Academic administrators ensure consistency with academic standards and mission, market demand, and availability of resources

     o    Employers and external constituencies constitute Advisory Board


NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]

WHAT OUR STUDENTS SAY ABOUT US

o Decision to come to Strayer based on its flexibility, caring attitude, scheduling, personal attention, convenience for working adults, and learning resources

o Perception is verified by good programs and services that match career-related needs

o Professors are well-informed, knowledgable, personally committed - in a word, "prepared"

o    Professors are accessible and helpful

o    Provides hands-on, career-focused convenient education for working adults


NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]

WHAT OUR STUDENTS SAY ABOUT US

o    Approximately 20%, of total leads each quarter come from referrals

o Quarter-over-quarter continuing rates are rising and more students are staying or returning for additional credentials


NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]


                               STRAYER EDUCATION
                               INVESTOR DAY 2001





NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]

                          REGIONAL OPERATIONS OVERVIEW

                                    JIM MCCOY
                                REGIONAL DIRECTOR
                                 SOUTHERN REGION


                               STRAYER EDUCATION
                               INVESTOR DAY 2001


NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]

AGENDA

o    Overview of Strayer Southern Region

o    Two Strayer campus case studies

o    Plans for North Carolina expansion

o    Articulation agreements


NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]

OVERVIEW OF SOUTHERN REGION

o    Fredericksburg, VA

o    Henrico, VA

o    Chesterfield, VA

o    Chesapeake, VA

o    Newport News, VA



NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]


FREDERICKSBURG, VA CAMPUS

o    DEMOGRAPHICS

     o    Established in 1992, located 40 miles south of Washington, D.C.

     o    Population of the Fredericksburg area has grown 57% since 1990

     o Population in the area between the ages of 25 and 49 is 97,000, of which 79% do not possess a bachelor's degree


NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]

FREDERICKSBURG, VA CAMPUS

o    CURRENT CAMPUS STAFFING MODEL:

     o    16 Full-time campus administrative personnel

     o    5 Full-time faculty members

     o    25 Adjunct faculty members

o    MAJOR EMPLOYERS IN THE AREA INCLUDE:

     o    Computer Science Corporation

     o    Quantico Marine Base

     o    Capital One


NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]

NEWPORT NEWS, VA CAMPUS

o    DEMOGRAPHICS

     o Began operations in Fall 2001; second campus established in Hampton-Roads area of Virginia; located in Oyster Point business park, a rapidly growing area comprised of government and private industry

     o Newport News is home to over 151,000 residents between the ages of 25 and 49, of which 78% do not possess a bachelor's degree


NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]

NEWPORT NEWS, VA CAMPUS

o The 21,000 sq. ft. facility includes 16 classrooms and computer labs, with the capacity to serve 2,000 students

o Initial enrollment figures are in line with Strayer's expectations for a new campus


NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]

NEWPORT NEWS, VA CAMPUS

o    CURRENT STAFFING MODEL INCLUDES:

     o    8 Full-time administrative personnel

     o    6 Adjunct faculty members

o    MAJOR EMPLOYERS IN THE AREA INCLUDE:

     o    Cannon

     o    Fort Eustus

     o    Langley AFB

     o    Newport News Shipbuilding

     o    Jefferson Laboratories


NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]

PLANS FOR NORTH CAROLINA EXPANSION

o    Consistent with growth strategy

o    Favorable demographics

o    2-3 campuses planned in 2002

o Ultimately, we believe the North Carolina market will be as large as Maryland and Virginia for Strayer

NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]

ARTICULATION AGREEMENTS

o    Community Colleges

     o    Germanna Community College

     o    Rappahannock Community College (2+2)

o Virginia's vast Community College System affords many additional opportunities for Strayer


NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]

                               STRAYER EDUCATION
                               INVESTOR DAY 2001



NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]

                           CAMPUS OPERATIONS OVERVIEW

                                  KRISTIN JONES
                          CAMPUS MANAGER - HENRICO, VA



NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]

AGENDA

o    Administrative organization

o    Academic organization

o    Review of key departments

o    Daily campus activities

o    Community relationships



NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]


                      ADMINISTRATIVE ORGANIZATIONAL CHART

                                STRAYER CAMPUS

                                Campus Manager

               Student Services     Admissions       Admissions
                  Managers           Officers         Secretary

             Assistant         LRC                       Admissions
         Student Services    Managers                    Assistants
              Manger

Student Accounts    Computer Lab
   Officers           Monitors


NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]


                         ACADEMIC ORGANIZATIONAL CHART

                                 STRAYER CAMPUS

                                  Campus Dean

                 Academic Assistants            Department Heads

                  Full-time Faculty              Part-time Faculty

NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]

REVIEW OF KEY DEPARTMENTS

o    ACADEMICS:

     o    Teaching and instruction

     o    Course scheduling

     o    Academic advising

     o    Faculty recruitment and assignment

     o    Student retention efforts

     o    Academic curriculum


NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]

REVIEW OF KEY DEPARTMENTS

o    ADMISSIONS

     o    Recruitment/registration

     o    Community outreach

o    STUDENT SERVICES

     o    Accounts receivable/payable

     o    Student aid programs

     o    Library and computer lab resources

     o    Facility maintenance


NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]

DAILY CAMPUS ACTIVITIES

o    DAYTIME:

     o    Recruitment/retention

     o    Collections activities

     o    Student use of facilities

     o    Daytime courses (Traditional/ONLINE)

     o    Supplementary facility usage

o    EVENING:

     o    Evening courses (Traditional/ONLINE)

     o    Student use of facilities


NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]

COMMUNITY RELATIONSHIPS

o    Sponsor annual scholarships to local high school students

o    Develop partnerships with local businesses and organizations

o    Participate in outreach events:

     o    College fairs

     o    Technology fairs

     o    Career fairs



NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]


                               STRAYER EDUCATION
                               INVESTOR DAY 2001


NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]



                               MARKETING OVERVIEW

                                  LYSA HLAVINKA
                          VICE PRESIDENT/MARKETING AND
                                PUBLIC RELATIONS

                               STRAYER EDUCATION
                               INVESTOR DAY 2001


NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]


AGENDA

o    2001 marketing activities

o    Corporate alliance overview

o    Corporate sponsorships to date


** denotes a new program this year

NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]

2001 MARKETING APPROACH

o    Focus on results

o Conversion rates: lead to new student; cost per lead is the lowest in the industry

o    Conversion time frames

o Increase campus accountability for accurate lead sources and add passive tracking of lead sources where possible

o    Implement quarterly and annual marketing plans

o    Refine message and add consistency to advertising



NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]

DIRECT MAIL

o Generates the largest number of leads for Strayer University, consistent with the industry

o    Move from saturation strategy to targeted list strategy

o    Measure results and implement more of what works



NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]

INTERNET

o Much heavier emphasis has been placed on the Internet during the second half of 2001

o    Significant increase in number of new students sourced to the Internet

o Expanded use of Internet marketing options including email marketing arrangements

o    Tracking is easy, fast, and accurate



NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]

BROADCAST

o    Maintain television strategy with slightly revised goals

o Adjust timing of radio and television advertisements to make better use of budget and to be more consistent with state-of-the-industry practices



NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]

PRINT

o    Refine newspaper advertising strategy to include:

     o    Major market papers

     o    Special sections

o    Begin to test more lead-generating advertising in newspapers (inserts)



NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]


CONTINUALLY REFINE STRATEGY

o    Conduct focus groups with current and prospective students

o    Ongoing competitive analysis


NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]

CORPORATE ALLIANCES OVERVIEW

o Develop preferred educational sponsorship arrangements with corporate, government, and military organizations

     o    Articulation agreements

     o    Provide content for ONLINE corporate universities

     o Preferred placement in corporate intranet to attract additional students

     o    Custom development of courses and programs

     o    Tuition assistance programs

     o    Offer on-site courses

     o    Information and recruiting events at companies, military bases, etc.

     o    Sponsorship arrangements with educational organizations

     o Articulation agreements - to attract students seeking to earn progressively higher degrees (e.g. Associate's to Bachelor's)



NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]

SUCCESS TO DATE


o    NEW CONTRACTS (PAST QUARTER)

     o    Computer Sciences Corporation

     o    EDS

     o    Navy Auditor General

     o    UPS

o    CORPORATE SPONSORS, OVER 80 COMPANIES INCLUDING...


[AT&T Logo]    [AMS Logo]   [BOEING Logo]   [irs.com Logo]  [GM Logo]

[pepco Logo]    [LOCKHEAD MARTIN Logo]    [Verizon Logo]     [Raytheon Logo]


NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]

                               STRAYER EDUCATION
                               INVESTOR DAY 2001


NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]

                               TECHNOLOGY OVERVIEW

                                 KEVIN O'REAGAN
                               VICE PRESIDENT AND
                            CHIEF TECHNOLOGY OFFICER


                               STRAYER EDUCATION
                               INVESTOR DAY 2001

NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]

AGENDA

o    Enterprise & campus technology

o    ONLINE technology

o    Technology security


NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]

ENTERPRISE TECHNOLOGY

                                    Internet

                    Campus                             Campus

                                     Online

                Campus              Corporate              Campus


                    Campus                             Campus

                                    Internet

NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]

ENTERPRISE TECHNOLOGY HIGHLIGHTS

o    Scalable - extremely cost effective

     o    New campuses

     o    Bandwidth very expandable

o    Reliable

o    High performance

o    Secure

o    Full support


NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]

ENTERPRISE TECHNOLOGY PROVIDERS

    [Sun Microsystems Logo]                [IBM Logo]

     [Cisco Systems Logo]       [Microsoft Logo]

                   [ORACLE Logo]

NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]

CAMPUS TECHNOLOGY

[GRAPHIC OMITTED]

               Open Lab                                   NT Lab

                                 Campus Network

           Strayer Corporate                            Admin Services
               Network

             Teaching Lab                                Cisco Lab




NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]

CAMPUS TECHNOLOGY HIGHLIGHTS

o    Proven, cost effective, "cookie-cutter" model

o    Custom-built labs to support educational objectives

o    Standard software images for reliability & support

o    Enterprise standards, local support

NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]

ONLINE TECHNOLOGY

o Technology supports two course content delivery and student participation models:

     o    Synchronous (realtime)

     o    Asynchronous (anytime)

o    Minimal technical requirements for student

o    Extremely competitive with other universities' ONLINE course offerings

NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

 SYNCHRONOUS TECHNOLOGY PROVIDERS

[Bb Blackboard Logo]  [horizonlive Logo]

[real Logo]

NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]

SYNCHRONOUS TECHNOLOGY HIGHLIGHTS

o    Real-time

o    Interactive

o    Collaborative

o    Dynamic

o    Archive capability

o    Teaching stations

o    Tech support


NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]

ASYNCHRONOUS TECHNOLOGY PROVIDERS


[Bb Blackboard Logo]   [eCollege Logo]

[real Logo]

NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]

ASYNCHRONOUS HIGHLIGHTS

o    Proven technology partners

o    Combination of in-house & outsourced offerings

o    Multiple suppliers

o    Rapid scalability

o    Convenience for students

o    Leverage ONLINE infrastructure

o    Tech support


NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]

TECHNOLOGY SECURITY

o    Critical requirement

o    Stringent security policy

o    Security methods:

     o    Account-ID, password

     o    Encryption of sensitive data

     o    SSL (Secure Socket Layer)

     o    Enterprise firewall protection

     o    Private IP

     o    Enterprise anti-virus

NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]


                               STRAYER EDUCATION
                               INVESTOR DAY 2001


NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]

                                 STRAYER ONLINE

                               J. A. ANDERSON, SR.
                              ONLINE ACADEMIC DEAN



                               STRAYER EDUCATION
                               INVESTOR DAY 2001

NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]

AGENDA

o    A network of learning opportunities

o    Synchronous courses

o    Asynchronous courses

NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]

A NETWORK OF LEARNING OPORTUNITIES

o    TRADITIONAL, FIXED-FACILITY LOCATIONS

     o    An expanding number of locations convenient to the working adult

o    ONLINE SYNCHRONOUS COURSES

     o    Live, scheduled classes supported by individual course web sites

o    ONLINE ASYNCHRONOUS COURSES

     o    Weekly instructional units supported by individual course web sites


NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]

ONLINE SYNCHRONOUS COURSES

o Built around scheduled, LIVE CLASS SESSIONS; real-time spontaneous interaction between instructor and students

o    Instructor audio broadcast

o    Class chat discussion

o    Breakout group chat discussion

o    Final exams proctored

NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]

ONLINE SYNCHRONOUS COURSES

[Graphic Omitted]


o    Each course has supporting static web pages

o    Students use a single university userID/password

o    Web pages provide:

     o Content items--lecture slides/ notes, external links, syllabus, assignments

     o Communication tools--email, announcements, group chat rooms, discussion forums

     o    Utilities--file upload, grade book, online testing

NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]


ONLINE SYNCHRONOUS COURSES

[Graphic Omitted]

o Students log in to a course lobby to access live events (class) or view class archives

o    Students can check their PC for connectivity to class

o Classes are presented using slides, free-hand white board, pop-up web pages, and images projected from the desktop

o    Instructors communicate with audio and chat; students respond in chat

o    All class activities are archived


NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]

ONLINE ASYNCHRONOUS COURSES

o    Weekly instructional units

o    Students and instructors interact asynchronously

o    Final exams proctored

NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]

ONLINE ASYNCHRONOUS COURSES

[Graphic Omitted]

o    Each course has supporting pages constructed into weekly units

o    Supporting pages provide:

     o Content items--recorded lectures, graphics, external links, syllabus, assignments, audio supplements

     o Communication tools--email, announcements, group chat rooms, discussion forums, journal

     o Utilities--file upload, grade book, online testing, chat "office hours"

NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]

ONLINE ASYNCHRONOUS COURSES

[Graphic Omitted]

o Each weekly unit contains several activities for students to complete or participate in:

     o    Recorded audio/graphics lecture

     o    Readings/links to web resources

     o    Discussion board dialogue

     o    Quiz/problem sets/projects

NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]



                               STRAYER EDUCATION

                                INVESTOR DAY 2001



NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]

FINANCIAL OVERVIEW

                                   MARK BROWN
                           SENIOR VICE PRESIDENT AND
                            CHIEF FINANCIAL OFFICER



                                STRAYER EDUCATION
                               INVESTOR DAY 2001

NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]

AGENDA

o    Q3 Financial Highlights

o    The Strayer P&L

o    Bad Debt/DSO

o    Shares Outstanding/EPS

o    New Campuses

o    Capital Expenditures

o    Q4 and 2002 Guidance *

*All forward looking information is subject to significant risks and contigencies.

See Strayer Education SEC filings for additional information.

NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]

FINANCIAL HIGHLIGHTS - THIRD QUARTER

                      (amounts in 000s, except per share)


                      FOR THE THREE MONTHS ENDED
                             SEPTEMBER 30,

                             2000             2001            % CHANGE
                             ----             ----            --------
Revenues                   $ 14,691         $ 18,222           24.0%
Income from
    operations             $  2,191         $  2,744           25.2%
Operating margin               14.9%            15.1%
Investment & other
    income                 $  1,227         $    548          (55.3%)
Fully diluted per
    share                  $   0.14         $   0.14            2.3%



NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]

FINANCIAL HIGHLIGHTS - NINE MONTHS

                      (amounts in 000s, except per share)

                       FOR THE NINE MONTHS ENDED
                              SEPTEMBER 30,

                            2000              2001            % CHANGE
                            ----              ----            --------
Revenues                 $ 56,144          $ 65,592             17.0%
Income from
    operations           $ 21,047          $ 23,465             11.5%
Operating margin             37.5%             35.7%
Investment & other
    income               $  3,241          $  3,407              5.1%
Fully diluted per
    share                $   0.96          $   1.10             15.6%

NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]

THE STRAYER P&L

o    Revenue

o    Instructional and educational

o    Selling and promotional

o    General and administrative

o    Investment and other income

o    Income tax

NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]


THE STRAYER P&L

o    Revenue------------------------------------------o Tuition
                                                      o Fees
o    Instructional and educational                    o ELP Income

o    Selling and promotional

o    General and administrative

o    Investment and other income

o    Income tax


NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]

THE STRAYER P&L

o    Revenue

o    Instructional and educational-------------------o Deans
                                                     o Professors
o    Selling and promotional                         o Academic Assistants
                                                     o Facilities
o    General and administrative                      o Equipment

o    Investment and other income

o    Income tax

NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]

THE STRAYER P&L

o    Revenue

o    Instructional and educational

o    Selling and promotional-------------------------o Advertising
                                                     o Campus Managers
o    General and administrative                      o Admissions
                                                     o Marketing Dept.
o    Investment and other income

o    Income tax

NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]

THE STRAYER P&L

o    Revenue

o    Instructional and educational

o    Selling and promotional

o    General and administrative----------------------o Campus Student Services
                                                     o Bad Debt
o    Investment and other income                     o Corporate HQ

o    Income tax


NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]

THE STRAYER P&L

o    Revenue

o    Instructional and educational

o    Selling and promotional

o    General and administrative

o    Investment and other income---------------------o Mostly Interest

o    Income tax


NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]

THE STRAYER P&L

o    Revenue

o    Instructional and educational

o    Selling and promotional

o    General and administrative

o    Investment and other income

o    Income tax--------------------------------------o 39% effective rate

NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]

BAD DEBT

                              BAd Debt/Revenue (%)

                                [Graphic Omitted]


                      2.4              2.7             1.6

                     1999             2000           2001 YTD


NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]

DSOS

TUITION RECEIVABLE - 2001

[Graphic Omitted]


                    DSO          Q1         Q2           Q3

                    2000         71         53           112
                    2001         68         51           107

                    ADJUSTED DSO

                    2000         12         10             8
                    2001          8          7             6



NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]


2001 SHARES OUTSTANDING/EPS

                       Q1        Q2        Q3         YTD
                      ----      ----      ----       -----
Net Income ($M)       8.2       6.2       2.0        16.4

Shares (M)           15.5      14.9      14.3        14.9

EPS ($)               0.53      0.42      0.14        1.10

NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]


NEW CAMPUSES

  A NEW CAMPUS IS TYPICALLY
PROFITABLE AFTER 5-6 QUARTERS
      OF OPERATION

[Graphic Omitted]


 2002 Impact of 3 New Campuses
   (amounts in $ millions,
    except enrollment data)

     Student Quarters             375
     Revenue                      0.4
     Operating Costs             (3.1)
     Operating Loss              (2.7)

NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]

2002 ESTIMATED CAPITAL EXPENDITURES

[Graphic Omitted]

New Campuses    42%
Other Campuses  21%
IT Projects     26%
Online          11%

$5-6 Million


NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]

OUTLOOK FOR Q4 AND FY 2002

o    Q4 2001

     o    $0.43 to $0.45 fully diluted EPS

o    FY 2001

     o    Upper end of $1.50-$1.55 range

o    FY 2002

     o    $108-$112 million revenue

     o    34-35% operating margin

     o    $1.71 to $1.75 fully diluted EPS



NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]

OPERATING MARGIN

o    Operating Margins are expected to be lower in the first half of 2002 vs.
     2001

     o    Impact of 3 campuses added in 2001 which are not yet at breakeven

     o Investment in management team and admissions staff did not begin until Q2 2001

o Versus 2001, Operating Margins should improve in the second half of the year:

     o    New 2001 campuses begin to provide lift

     o    Begin to leverage investment in management and infrastructure

[Graphic Omitted]

NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]


                               STRAYER EDUCATION
                               INVESTOR DAY 2001


NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]


                                     SUMMARY

                               ROBERT S. SILBERMAN
                                  PRESIDENT AND
                             CHIEF EXECUTIVE OFFICER


                               STRAYER EDUCATION
                               INVESTOR DAY 2001


NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]

STRAYER GROWTH STRATEGIES

o OBJECTIVE: Stabilize shrinkage in mature campuses while maintaining high academic standards

o    UPDATE:

     o    Mature campus growth

          o   Q2    2%

          o   Q3    4%

          o   Q4    2%

     o    Middle States successful reaccreditation


NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]

STRAYER GROWTH STRATEGIES

o    OBJECTIVE: Accelerate rate of growth of new campuses to 2-3 per year

o    UPDATE:

     o    3 campuses opened in 2001

          o   2     Virginia

          o   1     Maryland

     o    Application made to North Carolina for 2002

NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]
STRAYER GROWTH STRATEGIES

o    OBJECTIVE: Expand ONLINE

o    UPDATE:

     o    ONLINE growth

          o   Q2      75%

          o   Q3     102%

          o   Q4      80%

     o    Asynchronous rollout



NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]
STRAYER GROWTH STRATEGIES

o    OBJECTIVE: Increase Corporate and Institutional Alliances

o    UPDATE:

     o    4 additional corporations/institutions added in Q3

     o Corporate direct reimbursements have maintained 20% share of revenue, as revenue growth accelerates


NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]

STRAYER GROWTH STRATEGIES

o    OBJECTIVE: Continue to be a leader in serving International students

o    UPDATE:

     o    Strong growth in ONLINE participation

     o    Expect flat growth in F-1 student participation

NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]

STRAYER GROWTH STRATEGIES

o    OBJECTIVE: Look selectively at potential acquisitions

o    UPDATE:

     o    Maintained internal focus during first six months

     o    Will be more active in latter stages of the planning cycle



NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]

INVESTMENT THESIS

o    Strong, growing, resilient industry

o    Excellent platform

     o    High sustainable operating margins

     o    No debt

     o    Focused on most attractive market segment

o    Committed, dedicated management team

NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com

[GRAPHIC OMITTED]


                               STRAYER EDUCATION
                               INVESTOR DAY 2001



NASDAQ: STRA                                             STRAYER EDUCATION, INC.
                                                              www.strayeredu.com